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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                       TO

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 9, 2002

                              Glyko Biomedical Ltd.
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               (Exact Name of Registrant as Specified in Charter)

          Canada                   000-21994                    98-0195569
----------------------------      ------------              -------------------
(State or Other Jurisdiction      (Commission                  (IRS Employer
      of Incorporation)           File Number)              Identification No.)

199 Bay Street, Suite 2800
Toronto, Ontario, Canada                                          M5L 1A9
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(Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code: (415) 884-6700

                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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The Registrant's Current Report on Form 8-K filed with the Securities and
Exchange Commission on August 14, 2002 is hereby amended and restated to read in its entirety as follows:

ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         In light of recent events, Arthur Andersen LLP has been unable to perform its duties as independent certifying accountants of Glyko Biomedical Ltd. (the "Company") and has effectively resigned as the Company's independent certifying accountants. The Company's Board of Directors formally accepted this resignation on August 9, 2002, and is in the process of engaging new independent certifying accountants for the year ending December 31, 2002.

         The reports of Arthur Andersen LLP with respect to the Company for fiscal years 2001 and 2000 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During fiscal years 2001 and 2000 and through August 9, 2002, there were no disagreements between the Company and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused Arthur Andersen LLP to make reference to the subject matter of the disagreements in its report on the Company's financial statements for such years. During fiscal years 2001 and 2000 and through August 9, 2002, there were no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

         Pursuant to Item 304(a)(3) of Regulation S-K, the Company has requested that Arthur Andersen LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Arthur Andersen LLP agrees with the above statements. No letter has been received. The Company is advised that as of July 1, 2002 Arthur Andersen LLP is no longer in a position to provide the letter required by the SEC Practice Section reporting Arthur Andersen LLP's termination as auditor or the letter required by Item 304 of Regulation S-K relating to changes in auditors. Arthur Andersen LLP has discussed this matter with the SEC staff.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         EXHIBITS.
         Not Applicable.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             GLYKO BIOMEDICAL LTD.

Date: August 19, 2002                        By: /s/ J. A. Kolada
                                                 ----------------------
                                                 J. A. Kolada
                                                 Secretary